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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Aqua-Chem, Inc. in this Aqua-Chem, Inc. Form 10-K into Aqua-Chem, Inc.'s previously filed Registration Statement on Form S-4 (No. 333-60759).

                                                       ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin
June 28, 1999